FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 15, 2015 (this “First Amendment”), is made among Unum Group, a Delaware corporation (the “Borrower”), the lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
A.    Reference is hereby made to the Credit Agreement dated as of August 29, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement) among the Borrower, the lenders and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent.
B.    The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement; and the Required Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1    Amendments to Section 1.1 Consisting of a New Definition. The following new definition is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:
““Funding Agreement” means any funding agreement issued by the Borrower or any Subsidiary to a Federal Home Loan Bank, provided that such funding agreement (i) does not qualify as financial leverage by either S&P or Moody’s, and (ii) is eligible for treatment as a funding agreement, rather than borrowed money, pursuant to both GAAP and SAP.”
1.2    Amendment to Section 7.3. Section 7.3 of the Credit Agreement is hereby amended by adding the following new clause (o) to the end of such Section and making the appropriate punctuation and grammatical changes thereto:
“(o)    Liens securing obligations under Funding Agreements.”

ARTICLE II
CONDITIONS OF EFFECTIVENESS
This First Amendment shall become effective as of the date (such date being referred to as the “First Amendment Effective Date”) when, and only when, the Administrative Agent shall have received fully executed counterparts of this First Amendment from the Borrower and the Required Lenders.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders as follows:
3.1    Each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) on and as of the First Amendment Effective Date, with the same effect as if made on and as of such date, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of such date), provided that the representations and warranties contained in subsection (a) and (b) of Section 4.12 of the Credit Agreement shall be deemed to refer to the most recent financial statement furnished pursuant to Section 5.1 of the Credit Agreement.
3.2    No Default or Event of Default has occurred and is continuing on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment.
ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION OF THE BORROWER
The Borrower hereby confirms and agrees that, after giving effect to this First Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against the Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of the Borrower evidenced by or arising under the Credit Agreement and the other Credit Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. This acknowledgement and confirmation by the Borrower is made and delivered to induce the Administrative Agent and the Lenders to enter into this First Amendment, and the Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.
ARTICLE V
MISCELLANEOUS
5.1    Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
5.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
5.3    Expenses. The Borrower agrees (i) to pay all reasonable and documented fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Credit Documents delivered in connection herewith.
5.4    Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.
5.5    Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
5.6    Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.7    Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this First Amendment. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

[Balance of Page Intentionally Left Blank].

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
UNUM GROUP, as Borrower

By:     /s/ Kevin McMahon
Name: Kevin A. McMahon
Title: SVP, Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Agent, the Fronting Bank, Swingline Lender, and as a Lender

By:     /s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:     /s/ Kristen M. Murphy
Name: Kristen M. Murphy
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as Lender

By:     /s/ Paula Mueller
Name: Paula Mueller
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Lender

By:     /s/ Derek Miller
Name: Derek Miller
Title: Assistant Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as Lender

By:     /s/ Peter C. Bickford
Name: Peter C. Bickford
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK, as Lender

By:     /s/ Jeremy Jenkins
Name: Jeremy Jenkins
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK, NATIONAL ASSOCIATION, as Lender

By:     /s/ Inna Kotsubey
Name: Inna Kotsubey
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as Lender

By:     /s/ R. Andrew Beam
Name: R. Andrew Beam
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as Lender

By:     /s/ Lisa R. Cook
Name: Lisa R. Cook
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as Lender

By:     /s/ Richard G. Shaw
Name: Richard G. Shaw
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT